EXHIBIT 32
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                   WRITTEN CERTIFICATION OF
     CHIEF EXECUTIVE OFFICER, AND CHIEF FINANCIAL OFFICER
              PURSUANT TO 18 U.S.C. SECTION 1350
              AS ADOPTED PURSUANT TO SECTION 906
               OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned Chief Executive Officer and Chief Financial Officer of AMLI Residential Properties Trust ("AMLI"), each hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of each of their knowledge:

     (a) AMLI's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of
          1934; and

     (b) that information contained in AMLI's Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of AMLI.



Date:     March 10, 2004      By:  /s/ Gregory T. Mutz
                                   ------------------------------
                                   Gregory T. Mutz
                                   Chief Executive Officer



Date:     March 10, 2004      By:  /s/ Robert J. Chapman
                                   ------------------------------
                                   Robert J. Chapman
                                   Chief Financial Officer